Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT No. 1, dated as of December 8, 2009 (this “Amendment”), to the Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of June 30, 2008 (the “Credit Agreement”), among Scripps Networks Interactive, Inc., an Ohio corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and the banks named therein (the “Banks”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Banks are willing to agree to such amendments on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. (a) This Amendment shall be deemed to be an amendment for all purposes of the Credit Agreement.

(b) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by adding the following new definitions, to appear in proper alphabetical order:

“Priority Indebtedness Sum” shall mean, at any time, the sum (without duplication) of (a) the aggregate principal amount outstanding of Indebtedness incurred by Subsidiaries under Section 7.01(b)(v), (b) the aggregate principal amount outstanding of Indebtedness incurred by the Borrower and Subsidiaries that is secured by Liens permitted by Section 7.02(k) and (c) the aggregate amount outstanding incurred by the Borrower and Subsidiaries under Section 7.03(ii).

(ii) by deleting the portion of the definition of “Applicable Percentage” prior to the final paragraph thereof and inserting in lieu thereof the following:

“Applicable Percentage” shall mean on any date, with respect to the Facility Fee or the Loans comprising any Eurodollar Standby Borrowing or ABR Borrowing, the applicable percentage set forth below based upon the ratings applicable on such date to the Borrower’s implied or actual senior, unsecured, non-credit-enhanced long-term indebtedness for borrowed money (the “Index Debt”):

FEE AND SPREAD TABLE

	Ratings (S&P/Moody’s)	Facility Fee	LIBOR Spread	ABR Spread
Category 1	A/A2 or higher	0.2000%	1.550%	0.550%
Category 2	A-/A3	0.2500%	1.750%	0.750%
Category 3	BBB+/Baa1	0.3000%	1.950%	0.950%
Category 4	BBB/Baa2	0.4000%	2.100%	1.100%
Category 5	BBB-/Baa3	0.5000%	2.500%	1.500%
Category 6	BB+/Ba1 or lower	0.6000%	2.900%	1.900%

(iii) by deleting the definition of “Utilization Fee” in its entirety.

(c) Section 2.06 of the Credit Agreement is hereby amended by deleting existing paragraph (d) in its entirety and inserting in lieu thereof the following new paragraph (d):

“(d) [Reserved].”

(d) Section 2.08(b) of the Credit Agreement is hereby amended by inserting the phrase “plus the Applicable Percentage” at the end thereof immediately before the period.

(e) Section 7.01(b) of the Credit Agreement is hereby amended by deleting the existing clause (v) in its entirety and inserting in lieu thereof the following new clause (v):

“(v) other Indebtedness exclusive of the Indebtedness permitted by clauses (i) through (iv) above, provided that, if at the time of the incurrence of any such other Indebtedness and after giving pro forma effect to such incurrence (other than any such other Indebtedness representing a refinancing of Indebtedness previously incurred under this Section 7.01(b)(v)), the ratio on a pro forma basis of Consolidated Indebtedness of the Borrower at the end of the most recently ended fiscal quarter to Consolidated EBITDA of the Borrower for the four consecutive fiscal quarters then ended is greater than 3.0 to 1.0, then at the time of the incurrence of such Indebtedness the Priority Indebtedness Sum shall not exceed 15% of the Consolidated Stockholders’ Equity of the Borrower at such time.”

(f) Section 7.02(k) of the Credit Agreement is hereby amended as follows:

(i) by deleting clause (k) in its entirety and inserting in lieu thereof the following new clause (k):

“(k) the Borrower and any Subsidiary may incur, and thereafter permit to exist, Liens not otherwise permitted by this covenant securing Indebtedness if, after giving effect to such Liens, the Priority Indebtedness Sum shall not exceed 15% of Consolidated Stockholders’ Equity of the Borrower at such time.”

(ii) by deleting the “and” at the end of clause (m), replacing the period at the end of clause (n) with “;” and adding the following new clauses (o) and (p):

“(o) Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed (as to the Borrower and all Subsidiaries) $25,000,000 at any one time; and”

“(p) Liens on cash and cash equivalents securing Indebtedness of TCM Sub, LLC and its successors pursuant to escrow and security arrangements pending the closing of the transactions contemplated by that certain Contribution Agreement, dated as of November 5, 2009, among TCM Parent, LLC, TCM Sub, LLC, Gulliver Media Holdings, LLC, Scripps Network Interactive, Inc., Cox TMI, Inc. and Cox Communications, Inc., as amended from time to time.”

(g) Section 7.03 of the Credit Agreement is hereby amended by deleting the existing section and inserting in lieu thereof the following new Section 7.03:

“Section 7.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except that (i) any Subsidiary may enter into such an arrangement for the sale or transfer of its property to another Subsidiary or to the Borrower and (ii) the Borrower and the Subsidiaries may enter into any other such arrangements if after giving effect thereto the Priority Indebtedness Sum shall not exceed 15% of the Consolidated Stockholders’ Equity of the Borrower at such time.”

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which the following conditions precedent have been satisfied or waived (the “Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and (ii) the Required Banks.

(b) The Administrative Agent shall have received (i) payment, for distribution to each Bank that has signed and delivered this Amendment to the Administrative Agent by no later than December 8, 2009, of an amendment fee equal to 0.10% of the Commitment of such Bank then in effect and (ii) payment of all reasonable out-of-pocket expenses and fees to be paid to the Administrative Agent (including, without limitation, the reasonable and actual fees and disbursements of counsel to the Administrative Agent) in connection herewith.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties contained in Article IV of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b)

after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 7. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Banks or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Banks. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SCRIPPS NETWORKS INTERACTIVE, INC.

By:	/s/ Mark F. Schuermann
Name:	Mark F. Schuermann
Title:	VP & Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ Robert S. Sheppard
Name:	Robert S. Sheppard
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Wells Fargo Bank N.A., as a Bank

By:	/s/ Steven Buehler
Name:	Steven Buehler
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Documentation Agent, and as a Bank

By:	/s/ Anthony M. Buehler
Name:	Anthony M. Buehler
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

[KeyBank], as a Bank

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

U.S. Bank National Association, as a Bank

By:	/s/ Gregory D. Knudsen
Name:	Gregory D. Knudsen
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

The Bank of Tokyo, Mitsubishi UFJ, Ltd., as a Bank

By:	/s/ Jose Carlos
Name:	Jose Carlos
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Fifth Third Bank

By:	/s/ Megan S. Szewc
Name:	Megan S. Szewc
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SunTrust Bank, as a Bank

By:	/s/ Arthur D. Burns
Name:	Arthur D. Burns
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

First Tennessee Bank, as a Bank

By:	/s/ Tiffany E. Gardner
Tiffany E. Gardner
Senior Vice President